Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with this Annual Report of Sovereign Bancorp, Inc. (the “Company”) on Form 10-K/A for the period ending December 31, 2005, amending the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2006 (collectively, the “Report”), I, Jay S. Sidhu, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that
     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all in material respects, the financial condition and results of operations of the Company.
/s/ Jay S. Sidhu
Jay S. Sidhu
Chief Executive Officer
April 28, 2006
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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